Exhibit 99.1
                                                                    ------------



                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:             Phlcorp, Inc.
                                                  529 East South Temple
                                                  Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:         Level 3 Communications, Inc.
                                                  (LVLT)

Relationship of Joint Filer to Issuer:            10% Owner (1)

Date of Event Requiring Statement:                December 23, 2005

Designated Filer:                                 Leucadia National Corporation





Signature:

PHLCORP, INC.



By: /s/ Joseph A. Orlando
   ----------------------------
  Name:  Joseph A. Orlando
  Title: Vice President

Dated:  December 30, 2005



(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.

                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:           Baldwin Enterprises, Inc.
                                                529 East South Temple
                                                Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:       Level 3 Communications, Inc.
                                                (LVLT)

Relationship of Joint Filer to Issuer:          10% Owner (1)

Date of Event Requiring Statement:              December 23, 2005

Designated Filer:                               Leucadia National Corporation




Signature:

BALDWIN ENTERPRISES, INC.


By: /s/ Joseph A. Orlando
   ----------------------------
  Name:  Joseph A. Orlando
  Title: Vice President


Dated:  December 30, 2005


(1) Directly owned by Baldwin Enterprises, Inc. ("Baldwin"). Indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia"). Baldwin is a wholly-owned subsidiary of Phlcorp, and Phlcorp is a wholly-owned subsidiary of Leucadia.